Summary of Significant Accounting Policies	12 Months Ended
Jun. 30, 2025
Summary of Significant Accounting Policies [Abstract]
Summary of significant accounting policies

Note 2 – Summary of significant accounting policies

Going concern uncertainty

The Company had an accumulated deficit of approximately $255.1 million as of June 30, 2025, incurred a net loss of approximately $43.0 million for the year ended June 30, 2025, and experienced negative cash flows of approximately $8.3 million from operating activities. The Company also had a net current liability position and incurred a negative gross margin, indicating that the cost of revenue exceeded revenue generated during the period. In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern”, management has determined that these conditions raise substantial doubt about the Company’s ability to continue as a going concern for a period of at least twelve months from the date the consolidated financial statements are issued.

During the year ended June 30, 2025, the Company acquired cryptocurrency mining equipment in February 2025 and began generating income in April 2025. While the mining operations represent a potential new revenue stream, the Company incurred a gross margin loss, primarily due to high energy costs, depreciation of mining equipment, and other direct operating costs exceeding the revenue from cryptocurrency production. These results reflect the early-stage and capital-intensive nature of the business, as well as exposure to market volatility and regulatory risks in the digital asset space.

In response to its liquidity and operational challenges, management has taken several steps intended to support the Company’s ongoing operations:

-	Completed several debt financings and received net proceeds of $14.3 million from the convertible notes during the year ended June 30, 2025;

-	Closed a $6.4 million equity financing in August 2025;

-	Closed a $15.0 million equity financing in October 2025; and

-	Continues to pursue additional equity and debt financing opportunities.

Subsequent to year-end, the Company undertook the following events that affect its liquidity and going concern assessment:

-	Settlement Agreement with FTGC: On September 22, 2025, the Company entered into a Settlement Agreement with FTGC. On October 31, 2025, the parties amended the agreement to provide for a lump-sum cash payment of $950,000 to FTGC. This payment adversely affected the Company’s near-term liquidity position;

-	July 25, 2025, Restructuring of Mining Equipment Payment: Due to regulatory concerns related to prior share consideration, the remaining balance of $31.6 million due for cryptocurrency mining equipment was restructured into a secured term loan, following a $3.4 million cash payment. This increased near-term financing obligations and required management to identify sources of funds for repayment.

Management’s assessment of the Company’s ability to continue as a going concern involves significant judgment, including evaluating the feasibility of financing plans, potential cash flows from new business initiatives, and the impact of subsequent events. Key uncertainties include the execution of additional debt and equity financings, the timing and success of cryptocurrency mining operations, and obligations under the September 22, 2025 Settlement Agreement with FTGC, as well as the restructuring of certain mining equipment obligations into a secured term loan.

While these actions may improve liquidity and support near-term operations, the Company’s ability to continue as a going concern is dependent on the successful execution of these plans. There is no assurance that the Company will be able to generate positive cash flow, improve gross margins, or secure additional funding when needed.

Accordingly, substantial doubt remains about the Company’s ability to continue as a going concern. These consolidated financial statements have been prepared on a going concern basis, which assumes the Company will continue to operate and meet its obligations as they come due. No adjustments have been made to the financial statements as a result of this uncertainty.

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). These consolidated financial statements include the accounts of all the directly and indirectly owned subsidiaries listed below. All intercompany transactions and balances have been eliminated in consolidation.

Principles of consolidation

The consolidated financial statements reflect the activities of the following subsidiaries. All material intercompany transactions and balances have been eliminated.

Subsidiaries	Place incorporated	Ownership percentage
CACM	New York, USA	100%
Color Metaverse	Singapore	100%
Color Star Ohio	Ohio, USA	100%
DMCC	United Arab Emirates	100%
Model Queen	Hong Kong	100%
Color Star Hainan(1)	PRC	100%
(1)	Dissolved on May 15, 2025

Use of estimates and assumptions

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. The significant estimates and assumptions made in the preparation of the Company’s consolidated financial statements include the allowance for credit losses of accounts receivable, other receivables and prepayment, stock-based compensation, and impairment and useful lives of plant and equipment and intangible assets. Actual results could be materially different from those estimates.

Revenue recognition

The Company follows the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2014-09 Revenue from Contracts with Customers (ASC 606) to recognize its revenue for all periods presented. The core principle underlying this ASU is that the Company recognizes its revenue to represent the transfer of goods and services to customers in an amount that reflects the consideration to which the Company expects to be entitled in such exchange. This requires the Company to identify contractual performance obligations and determine whether revenue should be recognized at a point in time or over time, based on when control of goods and services transfers to a customer.

The ASU requires the use of a five-step model to recognize revenue from customer contracts. The five-step model requires that the Company (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the respective performance obligations in the contract, and (v) recognize revenue when (or as) the Company satisfies the performance obligation. The application of the five-step model to the revenue streams compared to the prior guidance did not result in significant changes in the way the Company records its revenue. Upon adoption, the Company evaluated its revenue recognition policy for all revenue streams within the scope of the ASU under previous standards and using the five-step model under the new guidance and confirmed that there were no material differences in the pattern of revenue recognition.

The Company accounts for a contract with a customer when the contract is committed in writing, the rights of the parties, including payment terms, are identified, the contract has commercial substance and consideration to collect is substantially probable.

The Company offered the following services:

(a)	Concerts and Entertainment Events

Sale of concerts and entertainment events is accounted for as a single performance obligation which is satisfied at a point in time on the day of the events.

(b)	Construction Management Consulting Services

Sale of construction management consulting services is accounted for as a single performance obligation which is satisfied at a point in time at the time the services are performed.

(c)	Cryptocurrency mining

The Company engages in cryptocurrency mining by providing computing power in a third-party operated mining pool. The Company provides a service to perform hash calculations for the third-party operated mining pool, which is an output of the Company’s ordinary activities, in exchange for non-cash consideration in the form of Bitcoin (“BTC”).

The Company has identified the third-party mining pool operator as its customer (the “Customer”). The Company enters into a contract with the Customer to provide its hash calculations to the Customer’s mining pool. The contracts are terminable without penalty at any time by either party, and thus the contract term is shorter than a 24-hour period and the contracts are continuously renewed. Applying the criteria per ASC 606-10-25-1, the contract arises at the point that the Company provides hash calculations to the Customer’s mining pool, which is considered contract inception, because Customer consumption is in tandem with delivery of the hash calculations. The Company has identified a single performance obligation of providing hash calculations for the mining pool operator. The continuous renewal options do not represent material rights because they do not provide the Customer with the right to purchase additional goods or services at a discount. Specifically, the contract is renewed at the same terms, conditions, and rate as the current contract which is consistent with market rates, and there are no upfront or incremental fees in the initial contract. The Company has full control of the mining equipment used in the mining pool, and if the Company determines it will increase or decrease the hash rate calculations of its machines and/or fleet (i.e., for repairs or when power costs are excessive), the hash rate provided to the Customer will correspondingly increase or decrease.

The Company receives non-cash consideration in the form of BTC, fair value of which the Company measures at 23:59:59 UTC on the date of contract inception using the Company’s principal market for BTC. The Company has determined CoinMarketCap to be its principal market for BTC as defined in ASC 820. The contract renews continuously throughout the day, and thus the value of the consideration should be assessed continuously throughout the day, and the Company has concluded to use the 23:59:59 UTC BTC price each day. According to the Customer contract, daily settlements are made to the Company by the Customer based on the hash calculations provided over the contract periods occurring over a 24-hour period and the payout is made the following day. There are no other forms of variable considerations, such as discounts, rebates, refunds, credits, price concessions, incentives, performance bonuses, penalties, or other similar items. The Company earns non-cash consideration based on the Full-Pay-Per-Share (“FPPS”) payout method set forth by the Customer in the form of BTC and exchanges them into USDT. There is a single performance obligation (i.e., to provide hash calculations or hash rate to the customer) for the contract; therefore, all consideration from the Customer is allocated to this single performance obligation. The Company’s performance is completed over time as the customer obtains control of the contributed hash rate. The performance obligation of hash calculations is fulfilled over time, as opposed to a point in time, because the Company provides the hash calculations throughout the contract period and the customer simultaneously obtains control of the service and uses it to produce BTC. There are no deferred revenues or other liability obligations recorded by the Company since there are no payments in advance of the performance, and there are no remaining performance obligations after providing hash calculations.

Information of revenues is as follows:

	For the Years Ended June 30,
	2025	2024	2023
Concerts and entertainment events	$-	$2,722,642	$-
Construction management consulting services	-	107,800	-
Cryptocurrency mining revenue	8,726,016	-	-
Total revenue	$8,726,016	$2,830,442	$-

Financial instruments

US GAAP specifies a hierarchy of valuation techniques for determining the fair value of financial instruments and related fair value measurements based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). The valuation hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. In accordance with FASB ASC 820, the following summarizes the fair value hierarchy:

The three levels of inputs are defined as follows:

Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument;

Level 3 inputs to the valuation methodology are unobservable.

Financial instruments included in current assets and current liabilities are reported in the consolidated balance sheets at face value or cost, which approximate fair value because of the short period of time between the origination of such instruments and their expected realization and their current market rates of interest.

Cash and cash equivalents

The Company considers all highly liquid investments with the original maturity of three months or less at the date of purchase to be cash equivalents.

USDT

USD Tether (“USDT”) is cryptocurrency-like crypto asset. The main difference between a stablecoin (such as USDT or USDC) and a payment cryptocurrency (such as BTC) is that a stablecoin is designed to ensure that its value remains constant when compared to a particular currency. This could be because the stablecoin is backed by an amount of currency held on deposit at a particular bank or though mathematical formulae that aim to balance demand and supply. It is a type of digital asset which the Company will hold to meet certain working capital requirements. The Company classifies USDT as a financial asset on the basis that one USDT can be redeemed for one US dollar from an issuer.

Cryptocurrency

Cryptocurrency (including BTC) is included in current assets in the accompanying consolidated balance sheets. Cryptocurrency awarded to the Company through its mining activities is accounted for in connection with the Company’s revenue recognition policy disclosed above.

Cryptocurrency held is accounted for as intangible asset with indefinite useful lives. An intangible asset with an indefinite useful life is not amortized but assessed for impairment annually, or more frequently, when events or changes in circumstances occur indicating that it is more likely than not that the indefinite-lived asset is impaired. Impairment exists when the carrying amount exceeds its fair value, which is measured using the quoted price of the cryptocurrency at the time its fair value is being measured, which is measured at the lowest observable fair value of the cryptocurrency since acquisition, based on quoted market prices. In testing for impairment, the Company has the option to first perform a qualitative assessment to determine whether it is more likely than not that an impairment exists. If it is determined that it is not more likely than not that an impairment exists, a quantitative impairment test is not necessary. If the Company concludes otherwise, it is required to perform a quantitative impairment test. To the extent an impairment loss is recognized, the loss establishes the new cost basis of the asset. Subsequent reversal of impairment losses is not permitted. For the years ended June 30, 2025, 2024 and 2023, no impairment loss was recorded.

Purchases of cryptocurrency by the Company are included within investing activities in accompanying consolidated statements of cash flows, while cryptocurrency awarded to the Company through its mining activities are included within operating activities on the accompanying consolidated statements of cash flows. The sales of cryptocurrency are included within investing activities in the accompanying consolidated statements of cash flows and any realized gains or losses from such sales are included in other income (expense) in the consolidated statements of operations. The Company accounts for its gains or losses in accordance with the first in first out (FIFO) method of accounting.

Accounts receivable, net

Accounts receivable include receivables from Color World platform subscription fees due from App payment collections agent, from entertainment event sales, from construction consultancy customers, and from cryptocurrency mining revenue, net of an allowance for credit losses. Accounts receivable are recorded at subscription fees, entertainment event sales, and cryptocurrency mining revenue amount received from the Company’s customers, and do not bear interest. Allowance for credit losses for accounts receivable is established based on various factors including historical payments and current economic trends. The Company reviews its allowance for accounts receivable by assessing individual accounts receivable over a specific aging and amount. All other balances are pooled based on historical collection experience. The estimate of expected credit losses is based on information about past events, current economic conditions, and forecasts of future economic conditions that affect collectability. Accounts receivable are written off on a case-by-case basis after exhaustive efforts at collection are made, net of any amounts that may be collected.

Other receivables, net

Other receivables primarily include security deposit, receivables from sale of concert rights, and receivables from vendors upon cancellation of concerts, net of an allowance for credit losses. Allowance for credit losses for other receivables is established based on various factors including historical payments and current economic trends. The Company reviews its allowance for other receivables by assessing individual other receivables over a specific aging and amount. All other balances are pooled based on historical collection experience. The estimate of expected credit losses is based on information about past events, current economic conditions, and forecasts of future economic conditions that affect collectability. Other receivables are written off on a case-by-case basis after exhaustive efforts at collection are made, net of any amount that may be collected.

Prepayments, net

Prepayments include funds deposited or advanced to outside vendors for future performance obligations, program license fees and service fees, and prepayment for right, title and interests in music works. As a standard practice in the music performance industry, many of the Company’s vendors require a certain amount to be deposited with them as a guarantee that the Company will complete its purchases on a timely basis. The Company has legally binding contracts with its vendors, the prepayments will be used to offset performance fees, program license fees, purchase price or service fees, and the amounts are refundable and bear no interest if outside vendors breach the contracts. Provision for impairment loss on prepayments is established based on various factors including factual situation and current economic trends. The Company reviews its provision for impairment loss on prepayments by assessing individual prepayments over the contractual term. The estimate of expected impairment loss is based on information about past events, current economic conditions, and forecasts of future economic conditions that affect collectability. Prepayments are written off on a case-by-case basis after exhaustive efforts at recovery are made, net of any amount that may be recovered.

Plant and equipment, net

Plant and equipment are stated at cost or at fair value of the identifiable assets acquired on the acquisition date less accumulated depreciation and impairment loss. Expenditures for maintenance and repairs are charged to operations as incurred while additions, renewals and improvements are capitalized. Depreciation is provided over the estimated useful life of each class of depreciable assets and is computed using the straight-line method with 0%-5% residual value.

The estimated useful lives of assets are as follows:

Useful life
Office equipment	3 years
Cryptocurrency mining equipment*	3 years
*	It reflects the expected technological and economic life cycle of the mining hardware.

Intangible assets, net

Intangible assets are stated at cost, less accumulated amortization. Amortization expense is recognized on the straight-line basis over the estimated useful lives of the assets. The Company has obtained copyrights to use the online education academy courses for 3 years to unlimited years. The Company amortizes the copyrights with limited useful life over their useful life using the straight-line method and amortizes the copyrights with unlimited useful life over 5 years, which the copyrights are expected to contribute to the revenue of the Company’s online education academy App.

Accounting for long-lived assets

The Company classifies its long-lived assets into: (i) office equipment (ii) cryptocurrency mining equipment, and (iii) intangible assets.

Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of such assets may not be fully recoverable. It is possible that these assets could become impaired as a result of technological or other industry changes. If circumstances require a long-lived asset or asset group to be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

If the value of an asset is determined to be impaired, the impairment to be recognized is measured in the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of are reported at the lower of the carrying amount or the fair value, less disposition costs.

There were $14,626,083, nil, and $9,357,062 impairment charges for the years ended June 30, 2025, 2024 and 2023, respectively.

Accounts payable

Accounts payable represent royal fees payable to the Company’s vendor which were incurred from the revenues generated of its on-demand contents in the Color World Platform.

Leases

The Company accounts for leases in accordance with ASC 842 “Leases”. Operating lease right-of-use (“ROU”) assets and lease liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. Since the implicit rate for the Company’s leases is not readily determinable, the Company uses its incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. The incremental borrowing rate is the rate of interest that the Company would have to pay to borrow, on a collateralized basis, an amount equal to the lease payments, in a similar economic environment and over a similar term.

Lease terms used to calculate the present value of lease payments generally do not include any options to extend, renew, or terminate the lease, as the Company does not have reasonable certainty at lease inception that these options will be exercised. The Company generally considers the economic life of its operating lease ROU assets to be comparable to the useful life of similarly owned assets. The Company has elected the short-term lease exception, therefore operating lease ROU assets and liabilities do not include leases with a lease term of twelve months or less. Its leases generally do not provide a residual guarantee. The operating lease ROU asset also excludes lease incentives. Lease expense is recognized on a straight-line basis over the lease term.

Leases with an initial term of 12 months or less are not recorded on the balance sheet as operating lease ROU assets and lease liabilities.

The Company reviews the impairment of its ROU assets consistent with the approach applied for its other long-lived assets. The Company reviews the recoverability of its long-lived assets when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on its ability to recover the carrying value of the asset from the expected undiscounted future pre-tax cash flows of the related operations. The Company has elected to include the carrying amount of operating lease liabilities in any tested asset group and include the associated operating lease payments in the undiscounted future pre-tax cash flows.

Convertible notes

Upon adoption of ASU 2020-06 on July 1, 2021, the elimination of the beneficial conversion feature (“BCF”) and cash conversion models in ASC 470-20 that requires separate accounting for embedded conversion features in convertible instruments results in the convertible debt instruments being recorded as a single liability (i.e., there is no separation of the conversion feature, and all proceeds are allocated to the convertible debt instruments as a single unit of account). Unless conversion features are derivatives that must be bifurcated from the host contracts in accordance with ASC 815-15 or, in the case of convertible debt, if the instruments are issued with a substantial premium, in the latter case, ASC 470-20-25-13 requires the substantial premium to be attributable to the conversion feature and recorded in additional paid-in capital (APIC).

Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own Class A and Class B Ordinary Shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of equity at the time of issuance. Warrants that do not meet all the criteria for equity classification are required to be recorded as liabilities at their initial fair value on the date of issuance and remeasured to fair value at each balance sheet date thereafter. The Company determined that upon the review of its warrant agreements, the Company concluded that its warrants qualify for equity accounting treatment.

For issued warrants that meet all of the criteria for equity classification and issued with debt instruments, the proceeds from the sale of the debt instruments are allocated to the two elements based on the relative fair values of the debt instrument without the warrants and of the warrants themselves at time of issuance. The portion of the proceeds allocated to the warrants is accounted for as paid-in capital. The remainder of the proceeds is allocated to the debt instrument portion of the transaction at a discount and amortized over the term of the debt instrument using the effective interest rate method.

Stock-based compensation

The Company records stock-based compensation expenses for employees at fair value on the grant date and recognizes the expense over the employee’s requisite service period. The Company’s expected volatility assumption is based on the historical volatility of the Company’s stock. The expected life assumption is primarily based on historical exercise patterns and employee post-vesting termination rate. The risk-free interest rate for the expected term of an option is based on the U.S. Treasury yield curve in effect at the time of grant. The expected dividend yield is based on the Company’s current and expected dividend policy.

The Company records stock-based compensation expenses for non-employees at fair value on the grant date and recognizes the expense over the service provider’s requisite service period.

Changes in these assumptions can materially affect the valuation of stock-based awards and the timing and amount of expense recognized in the financial statements. The Company regularly reviews these assumptions and updates them as necessary to reflect current market conditions and historical experience. Stock-based compensation expense is recognized on a graded vesting basis over the requisite service period in accordance with ASC 718, Compensation—Stock Compensation.

Income taxes

The Company accounts for income taxes in accordance with FASB ASC 740, “Income Taxes,” which requires the Company to use the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between financial statement carrying amounts and the tax bases of existing assets and liabilities and operating loss and tax credit carry forwards. Under this accounting standard, the effect on deferred income taxes of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if it is more likely than not that some portion, or all of, a deferred tax asset will not be realized.

ASC 740-10, “Accounting for Uncertainty in Income Taxes,” defines uncertainty in income taxes and the evaluation of a tax position as a two-step process. The first step is to determine whether it is more likely than not that a tax position will be sustained upon examination, including the resolution of any related appeals or litigation based on the technical merits of that position. The second step is to measure a tax position that meets the more-likely-than-not threshold to determine the amount of benefit to be recognized in the financial statements. A tax position is measured at the largest amount of benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent period in which the threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not criteria should be de-recognized in the first subsequent financial reporting period in which the threshold is no longer met. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. United States federal, state and local income tax returns for the years of 2023 to 2025 are subject to examination by any applicable tax authorities.

Loss per share

The Company reports earnings (loss) per share in accordance with U.S. GAAP, which requires presentation of basic and diluted earnings (loss) per share in conjunction with the disclosure of the methodology used in computing such earnings per share.

Basic loss per share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the year using the two-class method. Using the two-class method, net loss is allocated between ordinary shares and other participating securities (i.e. preference shares) based on their participating rights.

Diluted loss per share takes into account the potential dilution that could occur if securities or other contracts, such as warrants, options, restricted stock-based grants and convertible preferred stock, to issue ordinary shares were exercised and converted into ordinary shares. Ordinary share equivalents having an anti-dilutive effect on loss per share are excluded from the calculation of diluted loss per share.

Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase ordinary shares at the average market price during the period. When the Company has a loss, no potential dilutive items are included since they would be anti-dilutive.

Stock dividends or stock splits are accounted for retroactively if the stock dividends or stock splits occur during the period, or retroactively if the stock dividends or stock splits occur after the end of the period but before the release of the financial statements, by considering it effective as of the beginning of the earliest period presented.

Segments

The Company uses the management approach in determining reportable operating segments. The management approach considers the internal reporting used by the chief operating decision maker (“CODM”), which is the Company’s Chief Executive Officer and his direct reports, for making operating decisions about the allocation of resources and the assessment of performance in determining the Company’s reportable operating segments. The Company operates as two reportable segments. The Company’s CODM reviews financial performance and allocates resources on a consolidated basis, using the significant revenue and expense categories of the Company as the key measurement (see Note 19 – Segment Information).

Recent Accounting Pronouncements

In December 2023, the FASB issued Accounting Standards Update No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (“ASU 2023-09”), which modifies the rules on income tax disclosures to require entities to disclose (1) specific categories in the rate reconciliation, (2) the income or loss from continuing operations before income tax expense or benefit (separated between domestic and foreign) and (3) income tax expense or benefit from continuing operations (separated by federal, state and foreign). ASU 2023-09 also requires entities to disclose their income tax payments to international, federal, state and local jurisdictions, among other changes. The guidance is effective for annual periods beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. ASU 2023-09 should be applied on a prospective basis, but retrospective application is permitted. The Company evaluated the potential impact of adopting this new guidance on its consolidated financial statements and related disclosures and believed that the adoption did not have a material effect on the Company’s consolidated financial statements.

In November 2023, the FASB issued ASU 2023 07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. This update enhances segment disclosures by requiring disclosure of significant expenses included in a segment’s profit or loss measure, identification of the CODM, how the CODM uses the reported measure(s) to assess performance, and certain interim disclosures for segment profit or loss and assets. This guidance is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted, and retrospective application is required. The Company adopted this new guidance for its segment disclosures and allocates resources on a consolidated basis, using the significant revenue and expense categories of the Company as the key measurement (see Note 19 – Segment Information).

In December 2023, the FASB issued Accounting Standards Update No. 2023-08, Intangibles – “Goodwill and Other - Crypto Assets (Topic 350-60): Accounting for and Disclosure of Crypto Assets” (ASU 2023-08”), which requires entities to measure crypto assets that meet specific criteria at fair value with changes recognized in net income each reporting period. Additionally, ASU 2023-08 requires an entity to present crypto assets measured at fair value separately from other intangible assets in the balance sheets and record changes from remeasurement of crypto assets separately from changes in the carrying amounts of other intangible assets in the income statement. The amendments also require that an entity provide disclosures about significant holdings, contractual sale restrictions, and changes during the reporting period. The objectives of the amendments are to provide investors and other capital allocators with more decision-useful information that better reflects the underlying economics of crypto assets within the scope and an entity’s financial position while reducing cost and complexity associated with applying cost-less-impairment accounting. The amendments in this ASU are effective for all entities for fiscal years beginning after December 15, 2024, including interim periods within those fiscal years. The Company is assessing the impact of this ASU but does not expect it to have a material effect.

In March 2024, the FASB issued ASU 2024 02, Codification Improvements — Amendments to Remove References to the Concepts Statements, which removes references to the non-authoritative FASB Concepts Statements from various locations in the Codification. This update is effective for public business entities for fiscal years beginning after December 15, 2024 (and for other entities after December 15, 2025). Early adoption is permitted. The Company is assessing the impact of this ASU but does not expect it to have a material effect.

In November 2024, the FASB issued ASU 2024 03, Disaggregation of Income Statement Expenses (“DISE”), which requires more detailed disaggregation of cost and expense items in the notes to the financial statements. The standard is effective for annual periods beginning after December 15, 2026, and interim periods beginning after December 15, 2027. Early adoption is permitted. The Company is currently evaluating the potential impact of this guidance on its disclosures.

In addition, the Company continues to monitor other recently issued but not yet effective pronouncements, including those with narrower scopes or clarifying amendments, and will assess their applicability and potential impact on its financial statements in future periods. The Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s consolidated financial statements.